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                                                                EXHIBIT 23.1



                        Consent of Independent Auditors


The Board of Directors
Integrated Circuit Systems, Inc.


We consent to the use of our report incorporated herein by reference in the registration statement on Form S-8 of Integrated Circuit Systems, Inc.

                                                 /s/ KPMG LLP

Philadelphia, Pennsylvania
June 28, 2000